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                                                    35

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report:   June 26, 2000

Date of Earliest Event Reported:    June 15, 2000


                       COUNTRYWIDE CREDIT INDUSTRIES, INC.

                      (Exact name of registrant as specified in its charter)

Delaware                    1-8422                                95-4083087
(State or Other Jurisdiction (Commission File Number)  (IRS Employer
         of Incorporation)                               Identification Number)

4500 Park Granada, Calabasas, CA 91302(Address of principal executive offices)
       (Zip code)
Registrant's telephone number, including area code:  (818) 225-3000

Item 5.  Other Events.

                  In connection with the offering (the "Offering") of $3,000,000,000 aggregate principal amount of Medium-Term Notes, Series I (the "Notes") of Countrywide Home Loans (the "CHL"), a New York corporation and a wholly owned subsidiary of Countrywide Credit Industries, Inc. (the "Company"), which Notes are guaranteed as to payment of principal and interest by the Company (the "Guarantees"), the Company is hereby filing as (1) Exhibit 1 hereto a copy of the Selling Agency Agreement entered into by CHL and the Company with the agents of the Offering; (2) Exhibit 2 hereto the form of the fixed rate Notes (and related Guarantee) to be issued in connection with the Offering; (3)
Exhibit 3 hereto the form of the floating rate Notes to be issued in connection with the Offering; and (4) Exhibit 4 hereto the opinion of Munger, Tolles & Olson LLP, counsel to CHL and the Company, as to certain tax matters. Such Selling Agency Agreement, forms of Notes and Opinion are hereby incorporated by reference as Exhibits 1.4, 4.15, 4.16 and 8.1, respectively, into the Registration Statement on Form S-3 (File Nos. 333-82583 and 333-82583-01) of CHL and the Company (the "Registration Statement") pursuant to which the Notes and the Guarantees were registered under the Securities Act of 1933, as amended. The Registration Statement was declared effective by the Securities and Exchange Commission on June 8, 2000.

Item 7.  Financial Statements and Exhibits.

                  The following documents are filed as Exhibits hereto:

Exhibit No. Description
1 Selling Agency Agreement, dated June 15, 2000, among
Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc., Lehman Brothers Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Countrywide Securities Corporation

2 Form of Fixed Rate Medium-Term Note
3 Form of Floating Rate Medium-Term Note

4 Opinion of Munger, Tolles & Olson LLP, counsel to Countrywide Credit Industries and Countrywide Home Loans, as to certain tax matters

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  June 26, 2000

COUNTRYWIDE CREDIT INDUSTRIES, INC.



By: /s/ STANFORD L. KURLAND
Stanford L. Kurland
Senior Managing Director and
Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.          Description
1 Selling Agency Agreement, dated June 15, 2000, among Countrywide Home Loans, Inc., Countrywide Credit Industries,
Inc., Lehman Brothers Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Countrywide Securities Corporation

2 Form of Fixed Rate Medium-Term Note

3 Form of Floating Rate Medium-Term Note

4 Opinion of Munger, Tolles & Olson LLP, counsel to Countrywide Credit Industries and Countrywide Home Loans, as to certain tax matters